                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/x/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12


                                 CD Radio Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                David Margolese
                            Chief Executive Officer
                                 CD Radio Inc.
                      Sixth Floor, 1001 22nd Street, N.W.
                            Washington, D.C.  20037
- --------------------------------------------------------------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2),
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5)  Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 ---------------------------------------------------------------
         2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
         3)      Filing Party:

                 ---------------------------------------------------------------
         4)      Date Filed:

                 ---------------------------------------------------------------

                                 CD RADIO INC.
                      SIXTH FLOOR, 1001 22ND STREET, N.W.
                             WASHINGTON, D.C. 20037

                          ---------------------------

                                 SUPPLEMENT TO
                                PROXY STATEMENT

                          ---------------------------

     This supplement to the proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CD Radio Inc. ("CD Radio" or the "Company") for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at The Grand Hyatt Hotel, Alvin/Carnegie Room, Park Avenue at Grand Central, New York, New York 10017 on Wednesday, September 18 at 2:00 p.m. Eastern Daylight Time, and at any postponement or adjournment thereof. This supplement to the proxy statement is being sent to stockholders on or about September 11, 1996.

     Questions have arisen that indicate that the description of Proposal #3 in the Proxy Statement should be clarified. Proposal #3 concerns the amendment to the 1994 Stock Option Plan (the "1994 Plan") and the 1994 Directors' Nonqualified Stock Option Plan (the "Directors' Plan") to increase the number of shares of common stock available for issuance under such plans. The description of the proposal stated that the Plan Administrator had resolved that except for the option granted to Robert D. Briskman, no executive officer shall be granted an option to acquire any of the additional 350,000 shares. A principal purpose of the proposal is to make available shares so that options can be granted to attract new key employees, who may become executive officers. So that there will be no confusion, the description of Proposal #3 has been clarified to state that except for the stock option granted to Robert D. Briskman to purchase 60,000 shares of Common Stock, which was described in the Proxy Statement, no current executive officer will be granted an option to acquire any of the additional 350,000 shares. The restated description of Proposal #3 is set forth below in its entirety.

                                  PROPOSAL #3
                  AMENDMENT OF THE 1994 STOCK OPTION PLAN AND
                 1994 DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

     In February 1994, the Board of Directors adopted the 1994 Stock Option Plan (the "1994 Plan") and the 1994 Directors' Nonqualified Stock Option Plan (the "Directors' Plan"). An aggregate of 1,250,000 shares of Common Stock are available for issuance pursuant to the 1994 Plan and the Directors' Plan. In August 1996, the Board approved an amendment to the 1994 Plan and the Directors' Plan subject to the approval of the Company's stockholders. For a general description of the plans, see "Officer and Director Stock Option Plans." The amendment provides for an additional 350,000 shares of Common Stock to be available for issuance under the 1994 Plan and the Directors' Plan increasing the aggregate number of available shares from 1,250,000 shares to 1,600,000 shares. The purpose of the proposed increase is to attract and retain the services of valued key employees and to fairly compensate outside directors for their contribution to the Company and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders.

DESCRIPTION OF THE AMENDMENT

     Under the current terms of each of the Directors' Plan and the 1994 Plan, the Plan Administrator is authorized to grant options to acquire up to a total of 1,250,000 shares of the Company's authorized, but unissued or reacquired, Common Stock, less any shares issuable upon the exercise of options granted under the other plan. The amendment would provide for an additional 350,000 shares of Common Stock to be available for issuance under both plans increasing the aggregate number from 1,250,000 shares to 1,600,000 shares.

CERTAIN RESTRICTIONS ON THE ADDITIONAL SHARES

     While the 1994 Plan provides that options may be granted to any individual who, at the time the option is granted, is an employee of the Company or a Related Company (as defined in the 1994 Plan), including employees who are directors of the Company, the Plan Administrator has resolved that except for the stock option granted to Robert D. Briskman to purchase 60,000 shares of Common Stock, no current executive officer of the Company shall be granted an option to acquire any of the additional 350,000 shares.

                                 RECOMMENDATION
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
            THE AMENDMENT TO THE 1994 PLAN AND THE DIRECTORS' PLAN.

     If a proxy was sent to the Company earlier, a stockholder has the power to revoke it at any time prior to its exercise by voting in person at the meeting, by giving written notice to the Secretary of the Company prior to the Meeting, or by giving a later dated proxy. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a previously granted proxy.

                                           Order of the Board of Directors

                                            /S/ LAWRENCE F. GILBERTI

                                               Lawrence F. Gilberti
                                                    Secretary